EXTENSION AGREEMENT

      THIS AGREEMENT, dated as of August 1, 1996, by and between Hagler Bailly Consulting, Inc., a Delaware corporation, and State Street Bank and Trust Company (the "Bank").

                              W I T N E S S T H:

      WHEREAS, the Company and the Bank are parties to that certain Credit Agreement dated as of May 17, 1995, as amended (the "Credit Agreement"); and

      WHEREAS, the parties wish to extend the Expiration Date under the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Definitions. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

      2. Extension of Expiration Date. The Expiration Date is hereby extended for a period of one (1) year to May 31, 1998.

      3. Miscellaneous.

            3.1. As modified hereby, the provisions of the Credit Agreement shall continue in full force and effect.

            3.2. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

                                    HAGLER BAILLY CONSULTING, INC.

                                    By:   /s/ Daniel M. Rouse, CFO
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                                                               (Title)

                                    STATE STREET BANK AND TRUST COMPANY

                                    By:   /s/ Linda M. Moulton, Vice President
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                                                                    (Title)


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